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                              STOCK AWARD AGREEMENT


         THIS AGREEMENT, dated the ______ day of __________, 200_ (the "Date of Grant"), between Resource Capital Corp., a Maryland corporation (the "Company") and _________________________, is made pursuant and subject to the provisions of the Company's 2005 Stock Incentive Plan (the "Plan"), a copy of which has been made available to ______________________________. All terms used herein that are defined in the Plan have the same meaning given them in the Plan.

         1. AWARD. Subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the Company hereby grants _____________________ a Stock Award covering ______ shares of Common Stock.

         2. VESTING. The shares of Common Stock subject to this Stock Award shall vest as follows:

                  (a) Subject to __________________ continued service to the Company and its Affiliates, one-third of the shares of Common Stock subject to this Stock Award shall vest on each of the first, second and third anniversaries of the Date of Grant. If the vesting schedule described in the preceding sentence results in the vesting of a fractional share of Common Stock, such fractional share shall not be deemed vested pursuant to the vesting schedule but shall vest when such fractional share and other fractional shares that would have become vested aggregate whole shares of Common Stock.

                  (b) If ________________ service to the Company and its Affiliates is terminated for Cause, the shares of Common Stock subject to this Stock Award shall be forfeited to the extent they have not previously vested.

                  (c) In accordance with the Plan, shares of Common Stock subject to this Stock Award that have not previously vested shall become immediately vested on the Control Change Date.

                  (d) Shares of Common Stock subject to this Stock Award that do not vest in accordance with this paragraph shall be forfeited.

         3. CUSTODY OF CERTIFICATES. The Company shall retain custody of the certificates evidencing the shares of Common Stock subject to this Stock Award until the shares have become vested under paragraph 2. The Company shall deliver the certificates evidencing the shares of Common Stock subject to this Stock Award promptly after the shares have become vested in accordance with paragraph
2. With respect to any shares of Common Stock subject to this Stock Award that are forfeited in accordance with paragraph 2, _______________________ hereby appoints the Secretary of the Company as its attorney to transfer any such forfeited shares on the books of the Company with full power of substitution in the premises. The Secretary of the Company shall use the authority granted under the preceding sentence to cancel any shares of Common Stock that are forfeited under paragraph 2.


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         4. SHAREHOLDER RIGHTS. Subject to the provisions of the Plan and this
Agreement, the holder thereof shall have all the rights of a shareholder of the Company with respect to the shares of Common Stock subject to this Stock Award, including the right to vote such shares and receive dividends thereon, from the Date of Grant.

         5. TRANSFERABILITY. The shares of Common Stock subject to this Stock Award may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered before they vest in accordance with paragraph 2.

         6. CHANGE IN CAPITAL STRUCTURE. The terms of this Agreement, including the number of shares of Common Stock subject to this Stock Award shall be adjusted as the Board determines is equitably required in the event the Company effects one or more stock dividends, stock splits, subdivisions or consolidations of shares or other similar changes in capitalization.

         7. CONFLICTS. In the event of any conflict between the provisions of the Plan as in effect on the Date of Grant and the provisions of this Agreement, the provisions of the Plan shall govern. All references herein to the Plan mean the Plan as in effect on the date hereof.

         8. BOUND BY PLAN. ____________________ hereby acknowledges that a copy of the Plan has been made available to it and agrees to be bound by all the terms and provisions thereof.

         9. BINDING EFFECT. Subject to the limitations stated above and in the Plan, this Agreement shall be binding upon and inure to the benefit of the successors of _____________________.

         10. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Maryland.

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be signed by a duly authorized officer.



Resource Capital Corp.

By:                                            By:
       -----------------------------                 --------------------------
Name:  Michael S. Yecies                       Name
Title: Chief Legal Officer and                 Title:
       Secretary